UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

PEOPLES ENERGY CORPORATION
THE PEOPLES GAS LIGHT AND COKE COMPANY
NORTH SHORE GAS COMPANY
(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
Illinois	2-26983	36-1613900
Illinois	2-35965	36-1558720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 East Randolph Drive, 24th Floor Chicago, Illinois	60601-6207
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (312) 240-4000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 21, 2007, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 8, 2006, as amended, by and among Peoples Energy Corporation (“Peoples Energy”), WPS Resources Corporation (“WPS Resources”) and Wedge Acquisition Corp., a wholly-owned subsidiary of WPS Resources (“Wedge”), the merger of Wedge with and into Peoples Energy was completed. As a result of the merger, Peoples Energy became a wholly-owned subsidiary of WPS Resources.

Pursuant to the merger, shareholders of Peoples Energy will receive 0.825 shares of WPS Resources common stock, $1 par value, for each share of Peoples Energy common stock, no par value, that they held immediately prior to the merger. The total value of the merger consideration was approximately $1.8 billion. Simultaneously with the completion of the merger, WPS Resources changed its name to Integrys Energy Group, Inc. (“Integrys”), and its new ticker symbol is TEG. Peoples Energy’s common stock was registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and was listed on the New York Stock Exchange and Chicago Stock Exchange. Trading was suspended at the close of the markets on February 21, 2007. In connection with the merger, Peoples Energy’s common stock will be delisted from the securities exchanges and Peoples Energy will file a Form 15 to deregister its common stock under the Exchange Act each as soon as practicable and advisable.

On February 21, 2007, Integrys issued a press release announcing the completion of the merger and the other transactions contemplated by the merger. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 5.01 Changes in Control of Registrant

The information provided in Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon the completion of the merger, all of the members of the board of directors of Peoples Energy and Peoples Energy’s wholly-owned subsidiaries, The Peoples Gas Light and Coke Company (“Peoples Gas”) and North Shore Gas Company (“North Shore Gas”), have been removed and replaced with new members, who were elected by the respective sole shareholder of each company. The former directors of Peoples Energy are: Thomas M. Patrick (Chairman), Keith E. Bailey, James R. Boris, William J. Brodsky, Pastora San Juan Cafferty, Diana S. Ferguson, John W. Higgins, Dipak C. Jain, Michael E. Lavin, Homer J. Livingston, Jr., and Richard P. Toft. The former directors of Peoples Gas and North Shore Gas are: Thomas M. Patrick (Chairman), William E. Morrow (Vice Chairman), Thomas A. Nardi, and Desiree G. Rogers.

New directors of Peoples Energy are: Larry L. Weyers (Chairman), Lawrence T, Borgard, Thomas P. Meinz, Phillip M. Mikulsky, Thomas A. Nardi, Joseph P. O’Leary, Desiree G. Rogers and James F. Schott.

New directors of both Peoples Gas and North Shore Gas are: Larry L. Weyers (Chairman), Lawrence T, Borgard (Vice Chairman), Thomas P. Meinz, Phillip M. Mikulsky, Thomas A. Nardi, Joseph P. O’Leary, Desiree G. Rogers and James F. Schott.

Effective upon completion of the merger, Thomas M. Patrick ceased serving as Chairman of the Board, President and Chief Executive Officer of Peoples Energy, and as Chairman of the Board and Chief Executive Officer of Peoples Gas and North Shore Gas; Thomas A. Nardi ceased serving as Chief Financial Officer (principal financial officer) of Peoples Energy, Peoples Gas and North Shore Gas; Linda M. Kallas ceased serving as Vice President and Controller (principal accounting officer) of Peoples Energy, Peoples Gas and North Shore Gas. Desiree G. Rogers will continue in her current position as President of Peoples Gas and North Shore Gas and will no longer serve as Senior Vice President of Peoples Energy. New principal officers have been elected by the respective newly elected board of directors of Peoples Energy, Peoples Gas and North Shore Gas to serve in place of the departing officers.

New principal officers of Peoples Energy are: Larry L. Weyers (61), Chairman of the Board; Lawrence T. Borgard (45), President; Joseph P. O’Leary (52), Senior Vice President and Chief Financial Officer (principal financial officer); and Diane L. Ford (53), Vice President and Corporate Controller (principal accounting officer).

Mr. Weyers has been Chairman, President and Chief Executive Officer of WPS Resources since 1998. Mr. Borgard has been President and Chief Operating Officer - Energy Delivery for Wisconsin Public Service Corporation since August 2004. Prior to that, he was Vice President - Distribution and Customer Service since November 2001. Mr. O’Leary has been Senior Vice President and Chief Financial Officer of WPS Resources since 2001. Ms. Ford has been Vice President - Controller and Chief Accounting Officer of WPS Resources since 1999.

New principal officers of Peoples Gas and North Shore Gas are: Larry L. Weyers (Chairman of the Board); Lawrence T. Borgard (Vice Chairman of the Board and Chief Executive Officer); Desiree G. Rogers (President); Joseph P. O’Leary (Senior Vice President and Chief Financial Officer); and Diane L. Ford (Vice President and Corporate Controller).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, Peoples Energy’s Articles of Incorporation have been amended to adopt relevant provisions of Wedge’s articles of incorporation effective February 21, 2007. The overall effect of the amendments is to simplify the articles in light of Peoples Energy having become a wholly-owned subsidiary of Integrys. A copy of the amendments to Peoples Energy’s Articles of Incorporation is attached to this Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Also on February 21, 2007, in connection with the completion of the merger, Peoples Energy’s Board of Directors approved amendments to the company’s By-Laws. A copy of the By-Laws, as amended, is attached to this Form 8-K as Exhibit 3.2 and is incorporated herein by reference. The overall effect of the amendments is to simplify the By-Laws in light of Peoples Energy having become a wholly-owned subsidiary of Integrys and to conform the By-Laws in all material respects to the By-Laws of Integrys’ other subsidiaries.

Also in connection with the merger, the Board of Directors of Peoples Gas and the Board of Directors of North Shore Gas approved amendments to the By-Laws of those respective companies on February 21, 2007. A copy of the By-Laws of Peoples Gas, as amended, is attached to this Form 8-K as Exhibit 3.3 and is incorporated herein by reference; and a copy of the By-Laws of North Shore Gas, as amended, is attached to this Form 8-K as Exhibit 3.4 and is incorporated herein by reference. A summary of the material aspects of these identical amendments made to the By-Laws of each of Peoples Gas and North Shore Gas follows:

•	Section 2.1 was amended to provide that the board of directors will designate the date of the annual shareholder meeting, rather than establishing such date as the last Thursday of March;

•	Section 3.1 was amended to increase the number of directors from four to eight;

•	Section 4.1 was amended to provide that the Board of Directors shall elect a Controller;

•	Section 4.2 was amended to delete references to the Executive Committee of the Board and to the appointment of a Controller;

•	Section 4.3 and Section 4.4 were amended to provide that the office of Vice Chairman will be the chief executive officer of the company, instead of the office of Chairman; and

•	Section 4.13 was added to provide for the board to appoint assistant or other acting officers where the officer appointed by the board is unable to act on the company’s behalf.

Item 9.01 Financial Statements and Exhibits

Exhibits:

3.1	Amendments to Articles of Incorporation of Peoples Energy Corporation, dated February 21, 2007
3.2	By-Laws of Peoples Energy Corporation, as amended February 21, 2007
3.3	By-Laws of The Peoples Gas Light and Coke Company, as amended February 21, 2007
3.4	By-Laws of North Shore Gas Company, as amended February 21, 2007
99.1	Press release issued February 21, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION THE PEOPLES GAS LIGHT AND COKE COMPANY NORTH SHORE GAS COMPANY
(Registrants)

February 21, 2007	By: /s/ JOSEPH P. O’LEARY
(Date)	Joseph P. O’Leary
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
3.1	Amendments to Articles of Incorporation of Peoples Energy Corporation, dated February 21, 2007
3.2	By-Laws of Peoples Energy Corporation, as amended February 21, 2007
3.3	By-Laws of The Peoples Gas Light and Coke Company, as amended February 21, 2007
3.4	By-Laws of North Shore Gas Company, as amended February 21, 2007
99.1	Press release issued February 21, 2007